FLEMING CAPITAL MUTUAL FUND GROUP, INC.



TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholder Letter and Comments from Investment Adviser
   Fleming Fund ........................................................   2
   Fleming Fledgling Fund ..............................................   5

Schedules of Investments
   Fleming Fund ........................................................   8
   Fleming Fledgling Fund ..............................................  12

Statements of Assets and Liabilities ...................................  17

Statements of Operations ...............................................  18

Statements of Changes in Net Assets ....................................  19

Financial Highlights ...................................................  21

Notes To Financial Statements ..........................................  23


This report is provided for the general information of the shareholders of the Fleming Capital Mutual Fund Group, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Distributor: First Fund Distributors, Inc.

Fleming Fund
Annual Report dated September 30, 1999
--------------------------------------------------------------------------------

Dear Shareholder:

The fiscal year to 30th September 1999 was a turbulent one for the stock market but nonetheless rewarding. Coming off a low base the Fleming Fund saw positive performance of 30.4% for the period, while the S&P 500 Index registered a gain of 27.8%. The market was dominated by a 74% rise in the value of the S&P
Technology Index, a sector where high valuations have precluded the Fund's participation so far. All sectors except gas and electric utilities generated gains, and the cyclical areas outperformed the more defensive ones. Over the course of the year, market sentiment switched from worrying about a deflationary recession to nervousness about an overheating economy.

The most successful sector for the fund was media, where strong advertising trends helped to propel the performance of Cox Radio and Lamar Advertising. The growing acceptance of cable TV as the most effective broadband pipe into the home was the driver behind the success of our investment in TCA Cable, which more than doubled in less than a year. So far the market has failed to give equal credit to Washington Post, whose Post-Newsweek Cable division holds significant value.

The two major economic sector weightings for the fund are financial services and consumer cyclicals. Both of these were positive contributors in absolute terms but lagged the overall market in spite of strong gains from American Express, Legg Mason, Dayton Hudson and Marriott. In my letter last year I singled out Marriott as an example of a great company selling at a bargain basement price. From its low of $20 the stock gradually appreciated to a high of $44 in April before settling back down to its current level in the low $30's. Concern about a slowdown in the lodging industry has afforded an attractive buying opportunity once again. In my letter six months ago I switched the focus to another portfolio holding, Midas. An unexpected decline in same store sales caused a severe drop in the stock price. Fortunately the damage to the fund was controlled by reducing the weighting after a disclosure of insider selling by senior members of the management team. A small position is being retained because the stock is trading at a very low multiple of free cash flow. However, I have learned my lesson and will not tempt fate again by emphasizing my favorite stocks in print.

The strong market for initial public offerings has been beneficial for the funds advised by Robert Fleming Inc. The Fleming Fund participates in a rotation system designed to provide for equitable access to such offerings among clients.


                                                                         FLEMING
                                                                Asset Management

This permitted the Fund to receive three allocations of hot new issue stocks during the year, namely Chemdex,

Marimba and Tut Systems. The instant realized gains from these stocks were significant contributors to the year's performance. As a result portfolio turnover and the annual fund distribution are both higher than expected. Shareholders should keep in mind that it is unlikely that initial public offering gains of such magnitude will be realized in the future.

The strategy of the fund is to invest in companies offering a combination of growth and value. While strong organic revenue growth is preferred, it tends to be scarce and therefore highly valued. Consequently the majority of the investee companies generate growth through acquisition, an activity which is both unpredictable and opportunistic. In the absence of such opportunities they tend to repurchase stock, which generates growth on a per share basis. As long as the underlying business has sustainable competitive strengths and generates excess cash flow a creative management should be able to enhance value per share through a combination of acquisitions, stock repurchases and proactive balance sheet management. These are the hallmarks of the portfolio today, and yet the stocks are selling at valuation levels last seen in the fall of 1990. The key difference is that the market as a whole looks expensive. Should the technology sector ever crack it will surely take the rest of the market down with it. With that caveat I remain confident in the prospects for the Fleming Fund.


Sincerely,



Jonathan Simon
President and Portfolio Manager of the Fleming Fund

                                                                         FLEMING
                                                                Asset Management

Fleming Fund
Value of $10,000 vs S&P 500 and Wilshire 5000

Average Annual Total Returns for
Periods Ending 9/30/99
Since Inception                19.10%
One Year                       30.41%


                    FLEMING FUND            S&P 500            WILSHIRE 5000
                    ------------            -------            -------------
11/13/97             10,000.00             10,000.00              10,000.00
11/30/97             10,200.00             10,431.00              10,239.00
12/31/97             10,490.00             10,610.41              10,428.42
 1/31/98             10,570.23             10,728.19              10,484.73
 2/28/98             11,071.66             11,501.69              11,248.02
 3/31/98             11,934.13             12,090.58              11,810.42
 4/30/98             11,994.30             12,212.69              11,950.97
 5/31/98             11,853.90             12,002.63              11,633.07
 6/30/98             11,974.24             12,489.94              12,041.39
 7/31/98             11,362.50             12,357.55              11,777.69
 8/31/98             10,169.08             10,573.12               9,943.90
 9/30/98             10,650.46             11,250.85              10,593.24
10/31/98             11,412.64             12,165.55              11,381.38
11/30/98             12,124.67             12,902.78              12,098.40
12/31/98             12,563.62             13,645.98              12,872.70
 1/31/99             12,331.15             14,216.38              13,346.41
 2/28/99             12,280.61             13,774.25              12,861.94
 3/31/99             12,341.26             14,325.22              13,358.41
 4/30/99             13,341.90             14,879.61              13,998.28
 5/31/99             14,089.86             14,528.45              13,691.72
 6/30/99             14,554.75             15,336.23              14,400.95
 7/31/99             14,872.27             14,856.21              13,938.68
 8/31/99             14,145.04             14,783.41              13,809.05
 9/30/99             13,888.98             14,378.34              13,448.63


Past performance is not predictive of future performance. During the latest fiscal year, the fund benefitted from the purchase of initial public offerings which contributed meaningfully to the Fund's performance. Shareholders should keep in mind that as the Fund's assets grow and as market conditions change it is unlikely that purchases of initial public offerings will contribute to the Fund's performance to the same extent in the future.


The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data.

Fleming Fledgling Fund
Annual Report dated September 30, 1999
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to be able to report strong performance for your fund over the twelve months to September 30th. Over this period the fund's net asset value increased 46.6 per cent, compared with a gain of 19.1 per cent increase for the Russell 2000 and 32.6 per cent increase for the Russell 2000 Growth. Performance was also strong relative to the S&P 500's 27.8 per cent gain, which was encouraging in the context of large companies' continued outperformance of the small caps in aggregate.

The past year had many different facets to it, but the factor that clearly dominated was growth, and technology most particularly. In the latter's case, the explosion in investor interest in the Internet, and the consequent deluge of new issue activity in the capital markets resulted in the greatest period of value creation (at least on paper) that has occurred in the past twenty years. Of course it remains to be seen how much of this market value will be sustained in the long run, and past speculative bubbles would suggest that it is probable that only a few of the hundreds of companies attracting great interest today will actually build sustainable business franchises. That being said, it is undeniable that the Internet and Worldwide Web are dramatically changing the competitive landscape of virtually every industry in the US and that it will be a vital component in the future success of most companies.

More generally, the past year remained dominated by large companies, as the performance of the Russell 2000 relative to the S&P 500 illustrates. That being said, looking a little closer, the dynamics within the market have been improving for small companies. The most notable shift has been in the broadening out of performance in growth stocks in general, as manifested by the Russell 2000 Growth index's out-performance of the S&P 500. Growth has been outperforming value for some time, but until this year all large cap stocks, be they growth or value outperformed all small cap stocks. As growth has become increasingly scarce and with earnings problems emerging in all parts of the market small cap names have been getting more attention.

The other ray of light was the strength of performance of small caps universally during the June quarters which produced one of the best quarters of both relative and nominal performance in the past five years. This was quickly knocked on the head by the increase in rates in August, which may well be a indication of how the market may react if the yield curve and quality spread environment relaxes.



                                                                         FLEMING
                                                                Asset Management

Within the fund's portfolio we remain concentrated in companies with strong growth profiles, which have clear market leadership in their particular vertical markets. We are focused particularly on companies where we have a high degree of confidence in earnings as this, in our opinion, is where the biggest risk lies. As regards technology and the Internet, we are favoring businesses that are users of technology over creators of technology, and primarily in commercial rather than consumer applications.

We are encouraged by your fund's performance and are optimistic about the prospects for the portfolio's earnings growth over the next year.


Sincerely,


Christopher M.V. Jones
Vice President and Portfolio Manager of the Fleming Fledgling Fund



                                                                         FLEMING
                                                                Asset Management

Fleming Fledgling Fund
Value of $10,000 vs Russell 2000 and Lipper Small Cap Index

Average Annual Total Returns for
Periods Ending 9/30/99
Since Inception                    19.21%
One Year                           46.61%

                      FLEMING
                   FLEDGLING FUND        RUSSELL 2000       LIPPER SMALL CAP
                   --------------        ------------       ----------------
11/14/97             10,000.00             10,000.00            10,000.00
11/30/97              9,970.00              9,957.00             9,812.94
12/31/97             10,206.00             10,131.25             9,911.05
 1/31/98             10,386.28              9,971.17             9,720.36
 2/28/98             10,927.13             10,708.04            10,504.39
 3/31/98             11,618.21             11,149.21            10,973.30
 4/30/98             11,748.42             11,210.54            11,019.19
 5/31/98             11,297.71             10,606.29            10,409.44
 6/30/98             11,608.20             10,628.56            10,549.97
 7/31/98             10,776.89              9,767.65             9,814.36
 8/31/98              8,663.58              7,870.77             7,866.82
 9/30/98              9,484.87              8,487.05             8,292.67
10/31/98             10,065.78              8,833.32             8,631.14
11/30/98             10,646.69              9,296.19             9,134.90
12/31/98             11,722.23              9,871.62             9,826.35
 1/31/99             11,967.29             10,002.62             9,910.10
 2/28/99             10,927.13             10,708.04            10,504.39
 3/31/99             11,538.43              9,336.09             9,362.33
 4/30/99             12,733.12             10,172.60             9,904.41
 5/31/99             13,233.45             10,321.12            10,049.01
 6/30/99             13,730.11             10,787.64            10,752.44
 7/31/99             14,464.18             10,531.97            10,649.22
 8/31/99             13,637.06             10,142.29            10,435.17
 9/30/99             13,905.87             10,144.32            10,513.44

Past performance is not predictive of future performance. During the latest fiscal year, the Fund benefited from the puchase of initial public offerings which contributed meaningfully to the Fund's performance. Shareholders should keep in mind that as the Fund's assets grow and as market conditions change it is unlikely that purchases of initial public offerings will contribute to the Fund's performance to the same extent in the future.


The Russell 2000 Index is an unmanaged, capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small Cap Index measures the performance of the 30 largest mutual funds that invest primarily in companies with market capitalizations of less than $1 billion at time the of purchase.

                                  FLEMING FUND


SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 Shares      COMMON STOCKS: 97.26%                                Value
--------------------------------------------------------------------------------

             BANKS: 4.39%
  2,200      Cullen/Frost Bankers, Inc.                         $   55,000
    220      M & T Bank Corp.                                      100,980
                                                                ----------
                                                                   155,980
                                                                ----------
             BEVERAGES: 2.62%
  1,600      Brown-Forman Corp. - Class A                           93,200
                                                                ----------
             BUILDING RELATED: 4.51%
 12,000      Clayton Homes, Inc.                                   104,250
  1,400      Martin Marietta Materials, Inc.                        55,913
                                                                ----------
                                                                   160,163
                                                                ----------
             COMMERCIAL SERVICES: 4.25%
  1,200      Equifax, Inc.                                          33,750
  2,500      Sodexho Marriott Services, Inc.                        42,500
  2,500      Tivo, Inc.*                                            74,844
                                                                ----------
                                                                   151,094
                                                                ----------
             CONSULTING SERVICES: 0.18%
    390      Gartner Group, Inc. - Class B*                          6,508
                                                                ----------
             DIVERSIFIED FINANCIAL: 2.29%
  1,000      Legg Mason, Inc.                                       38,313
  1,000      SLM Holding Corp.                                      43,000
                                                                ----------
                                                                    81,313
                                                                ----------

See accompanying Notes to Financial Statements.

                                  FLEMING FUND


SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 Shares      COMMON STOCKS: Continued                             Value
--------------------------------------------------------------------------------

             FINANCE: 2.46%
    650      American Express Co.                               $   87,506
                                                                ----------
             FOOD: 6.56%
  2,200      Interstate Bakeries                                    50,600
  2,000      Nabisco Holdings Corp. - Class A                       69,125
  2,000      Ralston-Ralston Purina Group                           55,625
  3,200      U.S. Foodservice*                                      57,600
                                                                ----------
                                                                   232,950
                                                                ----------
             GAS & ELECTRIC UTILITIES: 4.31%
  2,500      NSTAR*                                                 96,875
  1,500      Williams Cos, Inc.*                                    56,156
                                                                ----------
                                                                   153,031
                                                                ----------
             HEALTH CARE: 6.60%
  4,000      IMS Health Care, Inc.                                  91,250
  3,500      Renal Care Group, Inc.*                                76,671
  2,300      Trigon Healthcare, Inc.*                               66,413
                                                                ----------
                                                                   234,334
                                                                ----------
             INSURANCE: 14.89%
  5,800      CNA Surety Corp.                                       76,125
  1,300      Marsh & McLennan Companies, Inc.                       89,050
  2,630      Medical Assurance, Inc.*                               65,914
  2,500      Nationwide Financial Services, Inc. - Class A          88,438
  1,500      Partner RE, Ltd.                                       52,125
  3,400      The MIIX Group, Inc.*                                  57,588
  2,213      XL Capital, Ltd.                                       99,584
                                                                ----------
                                                                   528,824
                                                                ----------
See accompanying Notes to Financial Statements.

                                  FLEMING FUND


SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 Shares      COMMON STOCKS: Continued                             Value
--------------------------------------------------------------------------------

             INVESTMENT MANAGEMENT: 0.90%
  1,487      Waddell & Reed Financial, Inc. - Class B           $   31,785
                                                                ----------
             LODGING: 2.76%
  3,000      Marriott International, Inc. - Class A                 98,063
                                                                ----------
             MEDIA: 13.94%
  1,000      Cox Radio, Inc. - Class A*                             59,500
  1,650      E.W. Scripps Co.                                       81,056
  1,100      Gannett Co.                                            76,106
  1,500      Lamar Advertising Company*                             74,250
    400      Washington Post Co. - Class B                         204,250
                                                                ----------
                                                                   495,162
                                                                ----------
             MISCELLANEOUS MANUFACTURING: 3.57%
  3,200      Carlisle Companies, Inc.                              126,400
                                                                ----------
             OILS & GAS PRODUCERS: 2.68%
  2,300      Devon Energy Corp.*                                    95,306
                                                                ----------
             REAL ESTATE: 4.57%
  5,300      Security Capital Group, Inc. - Class B*                77,844
  4,650      Security Capital U.S. Realty - ADR*                    84,281
                                                                ----------
                                                                   162,125
                                                                ----------
             REAL ESTATE INVESTMENT TRUSTS: 5.55%
  3,600      Kimco Realty Corp.                                    128,700
  2,720      Public Storage, Inc.                                   68,510
                                                                ----------
                                                                   197,210
                                                                ----------
See accompanying Notes to Financial Statements.

                                  FLEMING FUND


SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 Shares      COMMON STOCKS: Continued                             Value
--------------------------------------------------------------------------------

             RETAIL: 8.99%
  1,200      Dayton-Hudson Corp.                                $   72,075
  1,700      Midas, Inc.                                            35,063
  1,100      Payless Shoesource, Inc.*                              55,550
  2,100      Shopko Stores, Inc.                                    60,900
  5,800      Vicorp Restaurants, Inc.*                              95,700
                                                                ----------
                                                                   319,288
                                                                ----------
             TRAVEL SERVICES: 1.25%
  1,100      Galileo International, Inc.                            44,275
                                                                ----------
             TOTAL COMMON STOCKS: 97.26%
             (cost $3,344,664)                                  $3,454,517
                                                                ----------

             SHORT-TERM INVESTMENT: 4.69%
             -------------------------------------------

166,570      Firstar Stellar Treasury Money Market Fund
             (cost $166,570)                                       166,570
                                                                ----------
             TOTAL INVESTMENTS: 101.95%
             (cost $3,511,234)                                   3,621,087
             Liabilities, less Other Assets: -1.95%                (69,130)
                                                                ----------

             NET ASSETS: 100.0%                                 $3,551,957
                                                                ==========

* Non-income producing security.
  ADR American Depositary Receipt


See accompanying Notes to Financial Statements.

                             FLEMING FLEDGLING FUND


SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 Shares      COMMON STOCKS: 96.76%                                Value
--------------------------------------------------------------------------------

             ADVERTISING: 2.91%
 1,445       Advo, Inc.*                                        $   28,810
   394       TMP Worldwide, Inc.*                                   23,985
                                                                ----------
                                                                    52,795
                                                                ----------
             AUTO PARTS: 2.03%
 3,300       Jason, Inc.*                                           25,988
   985       Keystone Automotive Industries, Inc.*                  10,773
                                                                ----------
                                                                    36,761
                                                                ----------
             BANKS: 4.85%
   620       Investors Financial Services Corp.                     21,313
    90       M & T Bank Corp.                                       41,310
 1,025       Texas Regional Bancshares, Inc.                        25,369
                                                                ----------
                                                                    87,992
                                                                ----------
             Chemicals: 3.23%
 1,690       The Scotts Co.*                                        58,516
                                                                ----------
             COMMERCIAL SERVICES: 15.89%
 3,550       Ace Cash Express, Inc.*                                51,475
 1,800       Acnielson Corp.*                                       40,838
 1,250       Coinmach Laundry Corp.*                                12,188
   420       Duff & Phelps Credit Rating                            33,574
 2,025       Interim Services, Inc.*                                33,159
 1,355       Iron Mountain, Inc.*                                   45,901
 1,200       On Command Corp.*                                      22,800
   786       Quintiles Transnational Corp.*                         14,959


See accompanying Notes to Financial Statements.

                             FLEMING FLEDGLING FUND


SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 Shares      COMMON STOCKS: Continued                             Value
--------------------------------------------------------------------------------

             COMMERCIAL SERVICES: 15.89%-(CONTINUED)
 1,705       Sylvan Learning Systems, Inc.*                     $   33,034
                                                                ----------
                                                                   287,928
                                                                ----------
             CONSULTING SERVICES: 0.98%
   450       T. Rowe Price Associates Investment Mgmt., Inc.        12,347
   465       Superior Consultants Holdings Corp.*                    5,464
                                                                ----------
                                                                    17,811
                                                                ----------
             DATA PROCESSING: 1.67%
   450       Choicepoint, Inc.*                                     30,319
                                                                ----------
             DISTRIBUTION/WHOLESALE: 5.99%
   615       CDW Computer Centers, Inc.*                            30,058
 2,625       Daisytek International Corp.*                          36,914
   810       Scansource, Inc.*                                      22,579
   815       Tech Data Corp.*                                       18,974
                                                                ----------
                                                                   108,525
                                                                ----------
             ELECTRICAL COMPONENTS & EQUIPMENT: 2.51%
   575       Jabil Circuit, Inc.*                                   28,463
   450       Richie Brothers Auctioneers*                           17,100
                                                                ----------
                                                                    45,563
                                                                ----------
             ELECTRONICS: 3.05%
   760       Cyberoptics Corp.*                                     12,208
   610       Kemet Corp.*                                           19,501
   750       Pittway Corp.Class A                                   23,625
                                                                ----------
                                                                    55,334
                                                                ----------

See accompanying Notes to Financial Statements.

                             FLEMING FLEDGLING FUND


SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 Shares      COMMON STOCKS: Continued                             Value
--------------------------------------------------------------------------------

             FINANCE: 2.62%
 3,177       Americredit Corp.*                                 $   47,456
                                                                ----------
             HAND/MACHINE TOOLS: 2.30%
 1,375       Applied Power, Inc.Class A                             41,766
                                                                ----------
             HEALTH CARE: 3.11%
 1,725       Hanger Orthopedic Group, Inc.*                         25,013
 1,425       Henry Schein, Inc.*                                    20,306
   250       Provantage Health Services*                             2,578
   720       Staar Surgical Co.*                                     8,550
                                                                ----------
                                                                    56,447
                                                                ----------
             INSURANCE BROKERS: 0.96%
   525       Brown & Brown, Inc.                                    17,456
                                                                ----------
             LEISURE TIME: 2.85%
 2,250       American Classic Voyages*                              51,609
                                                                ----------
             MEDIA: 8.29%
   425       Information Holdings, Inc.*                             8,261
   820       Jones Intercable, Inc.Class A *                        44,331
 2,320       Penton Media, Inc.                                     37,700
 1,125       Primedia, Inc.*                                        15,750
 1,130       TV Guide Inc.Class A*                                  44,211
                                                                ----------
                                                                   150,253
                                                                ----------
             MISCELLANEOUS MANUFACTURING: 4.04%
   450       Carbo Ceramics Inc.                                    12,375


See accompanying Notes to Financial Statements.

                             FLEMING FLEDGLING FUND


SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 Shares      COMMON STOCKS: Continued                             Value
--------------------------------------------------------------------------------

             MISCELLANEOUS MANUFACTURING: 4.04%-(CONTINUED)
 1,700       Falcon Products, Inc.                              $   14,875
   300       Ivex Packaging Corp.*                                   3,000
 1,455       MettlerToledo International, Inc.*                     43,104
                                                                ----------
                                                                    73,354
                                                                ----------
             OILS & GAS PRODUCERS: 3.53%
 1,115       Newfield Exploration Co.*                              36,725
 2,025       Vintage Petroleum, Inc.                                27,338
                                                                ----------
                                                                    64,063
                                                                ----------
             REAL ESTATE INVESTMENT MGMT.: 4.56%
 2,925       Grubb & Ellis Co.*                                     16,819
 1,025       Prologis Trust                                         19,347
 1,625       SL Green Realty Corp.                                  32,297
 1,075       Trammel Crow Co.*                                      14,244
                                                                ----------
                                                                    82,707
                                                                ----------
             RETAIL: 5.02%
 1,812       Regis Corp.                                            34,881
 1,097       Sonic Corp.*                                           33,390
 1,200       Tractor Supply Co.*                                    22,800
                                                                ----------
                                                                    91,071
                                                                ----------
             SOFTWARE: 9.16%
 1,550       Acxiom Corp.*                                          30,467
   997       Advent Software, Inc.*                                 62,063
 2,000       CSG Systems International, Inc.*                       54,813

See accompanying Notes to Financial Statements.

                             FLEMING FLEDGLING FUND


SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 Shares      COMMON STOCKS: Continued                             Value
--------------------------------------------------------------------------------

             SOFTWARE: 9.16%-(CONTINUED)
 1,850       Integrated Systems, Inc.*                          $   18,847
                                                                ----------
                                                                   166,190
                                                                ----------
             TRANSPORTATION: 5.71%
 1,345       Air Express International Corp.                        30,515
   645       Expeditors International Wash, Inc.                    20,700
 1,000       Forward Air Corp.*                                     23,625
   675       Heartland Express, Inc.*                                9,534
   975       Swift Transportation Co., Inc.*                        19,195
                                                                ----------
                                                                   103,569
                                                                ----------
             TRAVEL SERVICES: 1.50%
   725       Pegasus Systems, Inc.*                                 27,185
                                                                ----------
             TOTAL COMMON STOCKS: 96.76%
             (cost $1,662,257)                                   1,754,670
                                                                ----------

             SHORT-TERM INVESTMENT: 3.04%
             -------------------------------------------

55,171       Firstar Stellar Treasury Money Market Fund
             (cost $55,171)                                         55,171
                                                                ----------
             TOTAL INVESTMENTS: 99.80%
             (cost $1,717,428)                                   1,809,841
             Other Assets, less Liabilities: 0.20%                   3,635
                                                                ----------

             NET ASSETS:  100.00%                               $1,813,476
                                                                ==========


* Non-income producing security.
  ADR American Depositary Receipt

See accompanying Notes to Financial Statements.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.


STATEMENTS OF ASSETS AND LIABILITIES, SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                                    FLEMING    FLEMING FLEDGLING
                                                      FUND            FUND
--------------------------------------------------------------------------------
ASSETS
  Investments securities at value
   (cost $3,511,234 and $1,717,428, respectively)  $3,621,087      $1,809,841
  Receivables:
    Investment securities sold                        114,713              --
    Fund shares sold                                    3,114           1,253
    From Adviser                                       20,129          11,233
    Dividends and interest income                       2,471           1,047
  Deferred organization costs, net                     41,588          41,326
  Other assets                                          6,310           1,500
                                                   ----------      ----------

    Total assets                                    3,809,412       1,866,200
                                                   ----------      ----------

LIABILITIES
 Payable:
   Investment securities purchased                    214,403          12,155
 Accrued expenses                                      43,052          40,569
                                                   ----------      ----------
       Total liabilities                              257,455          52,724
                                                   ----------      ----------

NET ASSETS                                         $3,551,957      $1,813,476
                                                   ==========      ==========
COMPOSITION OF NET ASSETS
  Paid-in capital                                  $2,740,632      $1,386,835
  Undistributed net investment income                  17,476           5,710
  Undistributed net realized gain on investments      683,996         328,518
  Net unrealized appreciation on investments          109,853          92,413
                                                   ----------      ----------
  Net assets                                       $3,551,957      $1,813,476
                                                   ==========      ==========
  Number of shares issued and outstanding
     (unlimited shares authorized, no par value)      261,873         134,856
                                                   ==========      ==========

  Net asset value per share                        $    13.56      $    13.45
                                                   ==========      ==========

See accompanying Notes to Financial Statements.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.


STATEMENTS OF OPERATIONS, YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                                                    FLEMING    FLEMING FLEDGLING
                                                      FUND            FUND
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 INCOME:
    Dividend income                                $  38,823       $   5,756
    Interest income                                    6,898           4,183
                                                   ---------       ---------
       Total income                                   45,721           9,939

 EXPENSES:
    Advisory fees                                     31,499          14,900
    Custodian fees                                     4,851           4,851
    Administration fees                               40,000          40,000
    Fund accounting fees                              16,998          16,998
    Transfer agent fees                               12,501          13,801
    Legal fees                                        10,001          10,001
    Insurance                                          7,001           3,001
    Audit fees                                        16,844          16,104
    Reports to shareholders                            3,000           2,000
    Registration fees                                  3,402           2,402
    Director's fees                                    8,249           6,949
    Amortization of deferred organization costs       15,711          16,021
    Miscellaneous expenses                             9,001           5,001
                                                   ---------       ---------
        Total expenses                               179,058         152,029
        Expenses reimbursed/waived                  (135,310)       (131,914)
                                                   ---------       ---------
         Net expenses                                 43,748          20,115
                                                   ---------       ---------
NET INVESTMENT INCOME (LOSS)                           1,973         (10,176)
                                                   ---------       ---------
NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
 Net realized gain on investments                    683,996         328,518
 Net unrealized appreciation on investments          222,974         214,236
                                                   ---------       ---------
 Net realized and unrealized
  gain on investments                                906,970         542,754
                                                   ---------       ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                         $ 908,943       $ 532,578
                                                   =========       =========

See accompanying Notes to Financial Statements.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           FLEMING FUND
-----------------------------------------------------------------------------------------
                                             October 1, 1998 to     November 13, 1997* to
                                             September 30, 1999      September 30, 1998
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income                          $    1,973             $   14,836
  Net realized gain on investments                  683,996                 52,495
  Net unrealized appreciation/depreciation
     on investments                                 222,974               (113,121)
                                                 ----------             ----------
  Net increase (decrease) in net assets
     resulting from operations                      908,943                (45,790)
                                                 ----------             ----------
Distributions to shareholders:
  From net investment income                        (22,787)                (3,632)
  From net realized gains                           (52,495)                    --
                                                 ----------             ----------
  Total distributions                               (75,282)                (3,632)
                                                 ----------             ----------
Capital share transactions:
  Proceeds from shares sold                         386,384              3,048,047
  Net asset value of shares issued on
     reinvestment of distributions                   69,588                  3,632
  Cost of shares redeemed                          (610,446)              (229,487)
                                                 ----------             ----------
  Net increase (decrease) from capital
   share transactions                              (154,474)             2,822,192
                                                 ----------             ----------

NET INCREASE IN NET ASSETS                          679,187              2,772,770

NET ASSETS
 Beginning of period                              2,872,770                100,000
                                                 ----------             ----------
 End of period (including undistributed
  net investment income of $17,476 and
  $22,579, respectively)                         $3,551,957             $2,872,770
                                                 ==========             ==========

CHANGE IN SHARES
 Shares sold                                         29,529                280,770
 Shares issued on reinvestment
   of distributions                                   5,253                    347
 Shares redeemed                                    (43,354)               (20,672)
                                                 ----------             ----------
    Net increase (decrease)                          (8,572)               260,445
                                                 ==========             ==========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FLEMING FLEDGING FUND
-----------------------------------------------------------------------------------------
                                             October 1, 1998 to     November 14, 1997* to
                                             September 30, 1999      September 30, 1998
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment loss                          $   (10,176)           $    (3,225)
  Net realized gain on investments                 328,518                 39,511
  Net unrealized appreciation/depreciation
   on investments                                  214,236               (121,823)
                                               -----------            -----------
  Net increase (decrease) in net assets
   resulting from operations                       532,578                (85,537)
                                               -----------            -----------
Distributions to shareholders:
  From net investment income                        (6,652)                (1,608)
  From net realized gains                          (39,511)                    --
                                               -----------            -----------
  Total distributions                              (46,163)                (1,608)
                                               -----------            -----------

Capital share transactions:
  Proceeds from shares sold                        185,653              1,190,227
  Net asset value of shares issued on
     reinvestment of distributions                  45,356                  1,608
  Cost of shares redeemed                          (10,617)               (98,021)
                                               -----------            -----------
  Net increase from capital share
   transactions                                    220,392              1,093,814
                                               -----------            -----------

NET INCREASE IN NET ASSETS                         706,807              1,006,669

NET ASSETS
  Beginning of period                            1,106,669                100,000
                                               -----------            -----------

  End of period (including undistributed
  net investment income of $5,710
  and $6,517, respectively)                    $ 1,813,476            $ 1,106,669
                                               ===========            ===========

CHANGE IN SHARES
  Shares sold                                       14,951                116,718
  Shares issued on reinvestment of
   distributions                                     3,854                    158
  Shares redeemed                                     (830)                (9,995)
                                               -----------            -----------
     Net increase                                   17,975                106,881
                                               ===========            ===========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

-----------------------------------------------------------------------------------------
                                                            FLEMING FUND
-----------------------------------------------------------------------------------------
                                             October 1, 1998 to     November 13, 1997* to
                                             September 30, 1999      September 30, 1998
-----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $ 10.62                   $10.00
                                                -------                   ------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income                             0.02                     0.11
 Net Realized and Unrealized Gain
  on Investments                                   3.20                     0.54
                                                -------                   ------
 Total from Investment Operations                  3.22                     0.65
                                                -------                   ------
LESS DISTRIBUTIONS:
 From net investment income                       (0.10)                   (0.03)
 From net realized gain                           (0.18)                      --
                                                -------                   ------
 Total Distributions                              (0.28)                   (0.03)
                                                -------                   ------
NET ASSET VALUE, END OF PERIOD                  $ 13.56                   $10.62
                                                =======                   ======

Total Return                                      30.41%                    6.50% +

Net Assets at End of Period ('000)              $ 3,552                   $2,873

Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement                       5.11%                    7.72% ++
After Expense Reimbursement                        1.25%                    1.25% ++

Ratio of Net Investment Income to Average
 Net Assets (After Expense Reimbursement)          0.06%                    0.73% ++

Portfolio Turnover Rate                          108.74%                   73.34% +

*  Commencement of operations.
+  Not annualized.
++ Annualized.

See accompanying Notes to Financial Statements.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

-----------------------------------------------------------------------------------------
                                                       FLEMING FLEDGLING FUND
-----------------------------------------------------------------------------------------
                                             October 1, 1998 to     November 14, 1997* to
                                             September 30, 1999      September 30, 1998
-----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $ 9.47                  $10.00
                                                   ------                  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)                        0.08                    0.08
 Net Realized and Unrealized Gain (Loss)
    on Investments                                   4.28                   (0.59)
                                                   ------                  ------
 Total from Investment Operations                    4.36                   (0.51)
                                                   ------                  ------
LESS DISTRIBUTIONS:
 From net investment income                         (0.09)                  (0.02)
 From net realized gains                            (0.29)                     --
                                                   ------                  ------
 Total Distributions                                (0.38)                  (0.02)
                                                   ------                  ------
NET ASSET VALUE, END OF PERIOD                     $13.45                  $ 9.47
                                                   ======                  ======

Total Return                                        46.61%                  (5.15%) +

Net Assets at End of Period ('000)                 $1,813                  $1,107

Ratio of Expenses to Average Net Assets
Before Expense Reimbursement                        10.19%                  13.84%  ++
After Expense Reimbursement                          1.35%                   1.35%  ++

Ratio of Net Investment Loss to Average
  Net Assets (After Expense Reimbursement)          (0.68%)                 (0.30%) ++

Portfolio Turnover Rate                             70.75%                  35.47%  +

*  Commencement of operations.
+  Not annualized.
++ Annualized.

See accompanying Notes to Financial Statements.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1999

(1)  ORGANIZATION

     The Fleming Capital Mutual Fund Group, Inc., (the "Group"), was organized as a Maryland corporation on August 19, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group consists of two separate series: the Fleming Fund and the Fleming Fledgling Fund (each a "Fund" and collectively the "Funds") which seek growth through capital appreciation. Robert Fleming, Inc. (the "Adviser") serves as the investment adviser to the Funds and purchased 10,000 shares of each Fund on September 26, 1997. Investment operations began on November 13, 1997 for the Fleming Fund and November 14, 1997 for the Fleming Fledgling Fund.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Group in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to both Funds are allocated among them on a pro-rata basis.

     (a)  Investment Valuation

          Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are traded. Short-term investments with maturities of sixty days or less are valued at amortized cost. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

     (b)  Organization Costs

          Costsincurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and are amortized over 5 years. If any of the original shares of the Funds are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares outstanding at the time of redemption.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.

                               SEPTEMBER 30, 1999


(c)  FEDERAL INCOME AND EXCISE TAXES

     The Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

(d)  DISTRIBUTIONS TO SHAREHOLDERS

     Distributions  from  net  investment  income  and net  realized  gains  are generally declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     Due to permanent book to tax differences relating to the treatment of deferred organizational expenses, the Fleming Fund and the Fleming Fledgling Fund reclassified ($15,711) and ($16,021), respectively, from accumulated undistributed net investment income (loss) to paid-in-capital. These reclassifications had no effect on net assets of the Funds.

(e)  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on trade date. The Funds determine the gain or loss realized from investment transactions using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified costs of investments.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.

                               SEPTEMBER 30, 1999


(3)  INVESTMENT ADVISER AND OTHER TRANSACTIONS WITH AFFILIATES

     The Group has an Investment Advisory Agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds pay the Adviser equal to the following annual percentage of average daily net assets:

                  Fleming Fund                       0.90%
                  Fledgling Fund                     1.00%

     The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the annual expense limitation of 1.25% for the Fleming Fund and 1.35% for the Fleming Fledgling Fund of average daily net assets. For the fiscal year ended September 30, 1999, the Adviser reimbursed and waived $135,310 of expenses for the Fleming Fund and $131,914 for the Fleming Fledgling Fund. The Investment Advisory Agreement permits the Adviser to seek reimbursement of any reductions made to its advisory fees and payments made to limit expenses which are the responsibility of the Funds within the three-year period following such reduction, subject to the Funds ability to effect such reimbursement and remain in compliance with applicable expense limitations. At September 30, 1999, the cumulative amount of expenses reimbursed and waived by the adviser and subject to possible future reimbursement by the Funds amounted to $266,322 and $266,846 for the Fleming Fund and Fledgling Fund, respectively.

     Investment Company Administration, L.L.C. is the Administrator to the Funds pursuant to an administration agreement. Each Fund pays the Administrator an annual fee equal to 0.10% of the first $200 million of average daily net assets, 0.05% of the next $300 million, and 0.03% assets over $500 million, payable monthly and subject to a minimum annual fee of $40,000 per Fund.

     First Fund Distributors, Inc. serves as the Distributor to the Funds pursuant to a Distribution Agreement. The Distributor receives no fee for its distribution services.

     Each independent Director is compensated by the Group at an annual rate of $5,000, plus related travel expense.

     Certain officers of the Adviser, Administrator and Distributor are also officers and/or Directors of the Funds.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.

                               SEPTEMBER 30, 1999


(4)  INVESTMENT TRANSACTIONS

         For the fiscal year ended September 30, 1999, the aggregate purchases and sales of securities, excluding short-term investments, for the Funds are summarized below:

                                                                    Fleming
                                         Fleming Fund           Fledgling Fund
                                         ------------           --------------
               Purchases                  $3,583,277              $1,132,253

               Sales                       3,833,042                 971,578

     At September 30, 1999, the Fleming Fund and the Fleming Fledgling Fund had gross unrealized appreciation and depreciation of investments, based on cost for the federal income tax purposes of $3,511,234 and $1,717,428 respectively, as follows:

                                                                    Fleming
                                         Fleming Fund            Fledgling Fund
                                         ------------            --------------
         Gross appreciation               $ 311,477                $ 293,885

         Gross depreciation                (201,624)                (201,472)
                                          ---------                ---------
         Net unrealized appreciation
          on investments                  $ 109,853                $  92,413
                                          =========                =========

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of Fleming Capital Mutual Fund Group, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fleming Capital Mutual Fund Group, Inc. (comprising, respectively, the Fleming Fund and the Fleming Fledgling Fund), as of September 30, 1999, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and for the period November 13, 1997 and November 14, 1997, respectively, (commencement of operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Fleming Capital Mutual Fund Group, Inc., at September 30, 1999, the results of their operations, the changes in their net assets and their financial highlights for the year then ended and for the period November 13, 1997 and November 14, 1997, respectively, (commencement of operations) to September 30, 1998, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
November 2, 1999